Exhibit 99.6

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
     EQUITY ONE               RETAIL MORTGAGE PRICING SHEET - M/U AND COMMERCIAL
     ==========               --------------------------------------------------
a Popular, Inc. Company        see separate sheet for Residential & Arm Programs      February 1, 2002
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Retail Underwriting & Pricing Guideline, Quality Customer Service Guaranteed!!
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
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                               25/10        25/5
       M/U & LIGHT COMM.      BALLOON      BALLOON    15 YR. TERM    MAX - LTV            DEBT
           PROGRAMS            RATE         RATE                                        SERVICE
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
               A             8.50 + 3     8.25 + 3    8.75 + 3        75 PMF       MIN-1.15 /6 UNITS
        Full Disclosure                                             70 REFI'S     MIN-1.30 > 6 UNITS
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               B             9.75 + 3     9.50 + 3    10.00 + 3       75 PMF       MIN-1.15 /6 UNITS
        Full Disclosure                                             70 REFI'S     MIN-1.30 > 6 UNITS
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         A - "LIMITED"       9.50 + 3     9.25 + 3    9.75 + 3        75 PMF            MIN 1.0
                                                                    70 REFI'S             DSC
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         B - "LIMITED"       10.50 + 3   10.25 + 3    10.75 + 3       70 PMF            MIN 1.0
                                                                     65 REFI'S            DSC
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

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       M/U & LIGHT COMM.       FICO        MTG HISTORY          CREDIT PROFILE        MAXIMUM
           PROGRAMS                     (LAST 12 MONTHS)                           LOAN AMOUNT
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
               A              590+           1 X 30                 GOOD               750K
        Full Disclosure
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               B             570-589         2 X 30             SATISFACTORY           500K
        Full Disclosure
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         A - "LIMITED"        590+           1 X 30                 GOOD               300K

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         B - "LIMITED"       570-589         2 X 30             SATISFACTORY           300K

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
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Light Commercial Applications Accepted on Exception Basis:       Examples of Unacceptable Collateral:
----------------------------------------------------------       ------------------------------------
Maximum loan size $300K / Maximum 60% LTV                        Warehouse/Storage Facility
Credit Guidelines same as Mixed Use (above).                     Auto Body Shop/Auto Garage
Blanket mortgage on both primary residence                       Gas Stations
and commercial property.                                         Environmentally Unsafe Property
Examples of Acceptable Light Commercial                          Churches, Not For Profit Building
Properties- professional office buildings, funeral
homes and bed & breakfast.
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GENERAL FOOTNOTES:
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1."New Jersey Only" - Mixed Use/Commercial 1-6 units are regulated under the MTG
   BANK ACT - NO PROCESSING FEE.
2. Commitment  Fee $500.00 for M/U & Commercial,  Tax Fee $60.00,  Credit Report
   Fee $15.00, and Doc Prep Fee $100.00.
3. All M/U and Commercial Loan Applications must be accompanied by Rent Roll and
   Original  Pictures  of Subject  (interior  and  exterior  along  with  street scenes).
4. Minimum 3 Year Prepayment Penalty where permissible
5. Minimum  DSC of  1.0  -1.14  accepted.  Leases,  Schedule  E of  1040  and/or appraisal must support + DSC of 1%.
6. Minimum 570 FICO (no exceptions).
7. 2 year seasoning  required for all refinances,  capital  improvements  can be
   included  in  value  with  cancelled  checks,   improvement   contract's  and
   submission pictures showing actual improvements made on subject.